SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. ____)
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[   ] Definitive Proxy Statement
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[   ] Soliciting Material under Rule 14a-12
AMERICAN VANGUARD CORPORATION
(Name of Registrant as Specified in its Charter)

Cruiser Capital Advisors, LLC
Keith M. Rosenbloom
Cruiser Capital Master Fund LP
Metamorphosis VI LLC
Patrick E. Gottschalk
Mark R. Bassett
Name of Person(s) Filing Proxy Statement if other than the Registrant)

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Cruiser Capital Master Fund LP

Cruiser Capital Master Fund LP and its affiliates issued a press release today reporting the release of the ISS presentation.  The press release is attached hereto, and is being filed under Rule 14a-6 of the Securities Exchange Act of 1934, as amended.
Important Information
Cruiser Capital Master Fund LP has nominated three individuals as nominees to the board of directors of American Vanguard Corporation (the “Company”) and is soliciting votes for the election of those individuals as members of the Company’s board of directors.  The individuals that have been nominated are Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett (the “Nominees”).  Cruiser Capital Master Fund LP is sending a definitive proxy statement, BLUE proxy card and related proxy materials to shareholders of the Company seeking their support of the Nominees at the Company’s 2022 Annual Meeting of Stockholders.  Stockholders are urged to read the definitive proxy statement and BLUE proxy card because they contain important information about the Nominees, the Company and related matters.  Stockholders may obtain a free copy of the definitive proxy statement and BLUE proxy card and other documents filed with the Securities and Exchange Commission (“SEC”) by Cruiser Capital Master Fund LP and its affiliates (the “Cruiser Capital Parties”) at the SEC’s web site at www.sec.gov.  The definitive proxy statement and other related SEC documents filed with the SEC by the Cruiser Capital Parties may also be obtained free of charge from the Cruiser Capital Parties, upon request.
Participants in Solicitation
The following persons may be deemed to be participants in the solicitation from the Company’s shareholders of proxies in favor of the Nominees (the “Participants”): Cruiser Capital Advisors, LLC, Keith M. Rosenbloom, Cruiser Capital Master Fund LP, Metamorphosis VI LLC, Patrick E. Gottschalk and Mark R. Bassett.  The Participants may have interests in the solicitation, including as a result of holding shares of the Company’s common stock.  Information regarding the Participants and their interests may be found in the definitive proxy statement the Participants filed with the SEC on May 9, 2022, which is incorporated herein by reference.

Cruiser Capital Releases Presentation Detailing the Urgent Need to Change American Vanguard’s Boardroom
Highlights the Case for Change and How Cruiser’s Three Nominees Will Help Drive Operating Efficiency, Improve Corporate Governance and Deliver Long-term Value for Stakeholders
Outlines AVD’s Chronic Underperformance and the Need for True Refreshment in the Boardroom
Encourages Stockholders to Vote on the BLUE Proxy Card to Elect Cruiser’s Three Highly Qualified Nominees
NEW YORK – May 13, 2022 – Cruiser Capital Master Fund LP and its affiliates (“Cruiser Capital,” or “Cruiser”), a top ten shareholder of American Vanguard Corporation (NYSE: AVD) (“American Vanguard,” “AVD” or the “Company”), owning approximately 2.5% of AVD’s outstanding shares, today released a presentation to stockholders outlining the urgent need to elevate American Vanguard following a decade of underperformance and poor corporate governance.  Cruiser has nominated three directors with proven operational experience for election to the AVD Board of Directors at the June 1, 2022, Annual Meeting of Stockholders. The presentation detailing why stockholders should vote on the BLUE proxy card to support Cruiser Capital’s highly qualified nominees can be accessed here.
Cruiser Capital stated: “Real change is needed to address the long-term underperformance at American Vanguard and we believe this starts in the boardroom. Unfortunately, we believe the current long-tenured Board has adopted an entrenched mindset and antiquated corporate governance policies that have been to the detriment of the Company’s stakeholders. Our three highly qualified nominees, Mark Bassett, Pat Gottschalk and Keith Rosenbloom, will bring the operational acumen and independent perspectives needed to drive better margins, enhance stockholder value and increase transparency at AVD. We urge stockholders to vote on the BLUE card to elevate AVD today.”
Investor Contact:
Okapi Partners
Jason Alexander / Bruce Goldfarb
Info@Okapipartners.com

Cruiser Capital Advisors
Keith M. Rosenbloom
ElevateAVD@CruiserCap.com

Media Contact:
Longacre Square Partners
Dan Zacchei / Miller Winston
DZacchei@longacresquare.com / MWinston@longacresquare.com
About Cruiser Capital Advisors
Cruiser Capital Advisors, LLC is an investment management firm that concentrates its investments in companies it believes trade at public market values substantially different from intrinsic value. Cruiser often utilizes a constructivist approach to collaborate with management teams to help drive stockholder value. Cruiser may be contacted at Info@Cruisercap.com

Important Information
Cruiser has nominated three individuals as nominees to the board of directors of American Vanguard Corporation, a Delaware corporation (the “Company”), and intends to solicit votes for the election of those individuals as members of the Company’s board of directors. The individuals that have been nominated are Keith M. Rosenbloom, Patrick E. Gottschalk and Mark R. Bassett (the “Nominees”). Cruiser Capital Master Fund LP is sending a definitive proxy statement, BLUE proxy card and related proxy materials to shareholders of the Company seeking their support of the Nominees at the Company’s 2022 313 Annual Meeting of Stockholders. Stockholders are urged to read the definitive proxy statement and BLUE proxy card, because they contain important information about the Nominees, the Company and related matters. Stockholders may obtain a free copy of the definitive proxy statement and BLUE proxy card and other documents filed with the Securities and Exchange Commission (“SEC”) by Cruiser Capital and its affiliates (the “Cruiser Capital Parties”) at the SEC’s web site at www.sec.gov. The definitive proxy statement and other related SEC documents filed with the SEC by the Cruiser Capital Parties may also be obtained free of charge from the Cruiser Capital Parties, upon request.
Participants in Solicitation
The following persons may be deemed to be participants in the planned solicitation from the Company’s shareholders of proxies in favor of the Nominees (the “Participants”): Cruiser Capital Advisors, LLC, Keith M. Rosenbloom, Cruiser Capital Master Fund LP, Metamorphosis VI LLC, Patrick E. Gottschalk and Mark R. Bassett who own some or all of their shares through accounts managed by Cruiser Capital Advisors, LLC. The Participants may have interests in the solicitation, including as a result of holding shares of the Company’s common stock. Information regarding the Participants and their interests may be found in the definitive proxy statement the Participants filed with the SEC on May 9, 2022, which is incorporated herein by reference.
Cautionary Statement Regarding Forward-Looking Statements
These materials may contain forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “opportunity,” “estimate,” “plan” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained in these materials that are not historical facts are based on current expectations and speak only as of the date of such materials, and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of the Cruiser Capital Parties.
Although the Cruiser Capital Parties believe that the assumptions underlying the projected results or forward-looking statements included in these materials are reasonable as of the date of such materials, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. The Cruiser Capital Parties will not undertake and specifically decline any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.
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